©PPL Corporation 2012

1st Quarter Earnings Call

PPL Corporation
May 4, 2012
©PPL Corporation 2012
Exhibit 99.2

©PPL Corporation 2012

Cautionary Statements and Factors
That May Affect Future Results
Any statements made in this presentation about future
operating results or other future events are forward-looking statements under the Safe Harbor Provisions of the Private
Securities Litigation Reform Act of 1995. Actual results may differ materially from such forward-looking statements. A
discussion of factors that could cause actual results or events to vary is contained in the Appendix to this presentation and in the Company’s SEC filings.

©PPL Corporation 2012

W. H. Spence
P. A. Farr
Agenda
First Quarter Earnings Results, Operational
Overview and 2012 Earnings Forecast
Segment Results and Financial Overview
Q&A

©PPL Corporation 2012

First Quarter
Reported Earnings
First Quarter
Earnings from Ongoing Operations
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
First Quarter Earnings Results

©PPL Corporation 2012

$2.73
$/Share
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
$2.45
$2.15
Reaffirmed 2012 Ongoing Earnings Forecast

©PPL Corporation 2012

Operational Overview
  Midlands integration achieving operational improvements
 and synergy savings
  Susquehanna-Roseland transmission line preferred route
 selected by National Park Service
  Final approval expected in October 2012
  Ironwood acquisition completed
  Susquehanna turbine blade update
  PPL Electric Utilities filed distribution rate case

©PPL Corporation 2012

PPL Electric Utilities Distribution Rate Case Facts
Distribution Revenue Increase Requested  $104.6 million
Test Year     2012
Requested ROE     11.25%
2012 Distribution Rate Base   $2.42 billion
2012 Common Equity Ratio   51.03%
1% Change in ROE =     ~$23 million in revenue
Docket No.      R-2012-2290597
Complete filing available at www.pplelectric.com/rateinfo

©PPL Corporation 2012

 ($0.14)
 $0.84
 $0.70
 Total
 (0.15)
 0.42
 0.27
Supply
 (0.05)
 0.11
 0.06
Pennsylvania Regulated
 0.15
 0.16
 0.31
U.K. Regulated
 ($0.09)
 $0.15
 $0.06
Kentucky Regulated
Change
Q1 2011
Q1 2012
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
Ongoing Earnings Overview

©PPL Corporation 2012

	1st Quarter
2011 EPS - Ongoing Earnings		$0.15
Electric Delivery Margins	(0.04)
O&M	(0.03)
Depreciation	(0.01)
Dilution	(0.01)
Total		(0.09)
2012 EPS - Ongoing Earnings		$0.06
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
Kentucky Regulated Segment
Earnings Drivers

©PPL Corporation 2012

Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings. (1) Includes interest expense from the 2011 equity units.
	1st Quarter
2011 EPS - Ongoing Earnings		$0.16
Midlands(1)	0.24
Delivery revenue	0.02
O&M	(0.03)
Income taxes & other	(0.02)
Dilution	(0.06)
Total		0.15
2012 EPS - Ongoing Earnings		$0.31
U.K. Regulated Segment
Earnings Drivers

©PPL Corporation 2012

Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
	1st Quarter
2011 EPS - Ongoing Earnings		$0.11
Electric Delivery Margins	(0.02)
O&M	(0.01)
Depreciation	(0.01)
Dilution	(0.01)
Total		(0.05)
2012 EPS - Ongoing Earnings		$0.06
Pennsylvania Regulated Segment
Earnings Drivers

©PPL Corporation 2012

Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
	1st Quarter
2011 EPS - Ongoing Earnings		$0.42
Margins	(0.10)
O&M	(0.01)
Income taxes & other	0.02
Dilution	(0.06)
Total		(0.15)
2012 EPS - Ongoing Earnings		$0.27
Supply Segment Earnings Drivers

©PPL Corporation 2012

Appendix

©PPL Corporation 2012

Dividend Profile
A significantly more rate-regulated business mix provides strong support for current dividend and a platform for future growth
(1) Ongoing EPS based on mid-point of forecast. Annualized dividend based on 1st quarter declaration. Actual dividends to be determined by Board of Directors.
(2) From only regulated segments.
$/Share
Annualized
(2)
(1)

©PPL Corporation 2012

Midlands Integration - Improved
Network Performance
Customer Minutes Lost
Customer Interruptions (per 100 customers)
18 Hour Standard
Target 60
25.9%
Improvement
39.7%
Improvement
96%
Improvement
21.6%
Improvement

©PPL Corporation 2012

Note: Total includes Residential, Commercial and Industrial customer classes as well as “Other”, which is not depicted on the charts above.
Regulated Volume Variances
Regulated Volume Variances Regulated Volume Variances Regulated Volume Variances Regulated Volume Variances Residential Commercial Industrial Total Residential Commercial Industrial Total Weather- Normalized (charted) -0.74% 0.56% -0.20% -0.18% 1.60% 0.81% 0.01% 0.90% Actual -11.89% -3.96% -0.20% -6.80% -3.50% -0.78% 0.01% -1.66% PA Regulated Weather-Normalized Sales - 0.74% 1.60% 0.56% 0.81% - 0.20% 0.01% - 0.18% 0.90% -4.0% -3.0% -2.0% -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% 3- months ended 03/ 31/2012 vs 03/31/ 2011 12- months ended 03/31/ 2012 vs 03/ 31/ 2011 % Change KY Regulated Weather-Normalized Sales - 1.34% - 0.24% - 2.83% - 1.97% 2.97% 0.16% - 0.68% - 1.07% -4.0% -3.0% -2.0% -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% 3- months ended 03/31/ 2012 vs 03/ 31/2011 12- months ended 03/ 31/2012 vs 03/31/2011 % Change Residential Commercial Industrial Total Residential Commercial Industrial Total Weather-Normalized (charted) -1.34% -2.83% 2.97% -0.68% -0.24% -1.97% 0.16% - 1.07% Actual -12.03% -5.70% 2.92% -5.38% -8.60% -4.62% -0.20% -4.79%

©PPL Corporation 2012

	2012	2013
Baseload
Expected Generation(1) (Million MWhs)	51.5	53.1
East	43.5	44.8
West	8.0	8.3
Current Hedges (%)	94-98%	79-83%
East	96-100%	82-86%
West	82-86%	65-69%
Average Hedged Price (Energy Only) ($/MWh)(2) (3)
East	$54-55	$49-51
West	$50-52	$46-49
Current Coal Hedges (%)	100%	97%
East	100%	96%
West	100%	100%
Average Hedged Consumed Coal Price (Delivered $/Ton)
East	$76-79	$80-88
West	$23-28	$23-29
Intermediate/Peaking
Expected Generation(1) (Million MWhs)	7.6	7.0
Current Hedges (%)	58%	6%
Capacity revenues are expected to be $385 million and $590 million for 2012 and 2013, respectively.
As of March 31, 2012
(1) Represents expected sales of Supply segment based on current business plan assumptions.
(2) The 2012 average hedge energy prices are based on the fixed price swaps as of March 31, 2012; the prior collars have all been converted to fixed swaps.
(3) The 2013 ranges of average energy prices for existing hedges were estimated by determining the impact on the existing collars resulting from 2013 power prices at the 5th and 95th percentile confidence levels.
Enhancing Value Through Active Hedging

©PPL Corporation 2012

Market Prices
(1)	24-hour average.
(2)	NYMEX and TZ6NNY forward gas prices on 3/30/2012.
(3)	Market Heat Rate = PJM on-peak power price divided by TZ6NNY gas price.
Market Prices Market Prices Market Prices Balance of 2012 2013 ELECTRIC  PJM  On-Peak Off-Peak ATC(1)  Mid-Columbia  On-Peak Off-Peak ATC(1)  GAS(2) NYMEX TZ6NNY  PJM MARKET HEAT RATE(3) CAPACITY PRICES  (Per MWD)  EQA   $39 $27 $32 $44 $32 $37 $23 $14 $19 $31 $23 $27 $2.50 $2.71 $3.47 $3.76 14.2 $123.63 11.7 $187.49 87% 90%

©PPL Corporation 2012

Capital Expenditures
($ in billions)
(1) Includes capex for WPD Midlands. Figures based on assumed exchange rate of $1.57 / GBP.
(2) Expect between 80% and 90% to receive timely returns via ECR mechanism based on historical experience and future projections.
(1)
(2)
$3.8
$4.2
$4.1
$3.7
$2.9

©PPL Corporation 2012

Projected Regulated Rate Base Growth
($ in billions)
(1) Represents capitalization for LKE, as LG&E and KU rate constructs are based on capitalization. Represents Regulatory Asset Value (RAV) for WPD.
(2) Includes RAV for WPD Midlands. Figures based on assumed exchange rate of $1.57 / GBP and are as of year-end December 31.
$18.9
$21.3
$23.5
$25.2
(2)
2012E - 2016E Regulatory Asset Base(1) CAGR: 7.9%
$17.6
$25.8

©PPL Corporation 2012

Free Cash Flow before
Dividends
(Millions of Dollars)
(1) 2010 Free Cash Flow includes two months of the results of the Kentucky Regulated segment.
(1)
Reconciliation of Cash from
Operations to Free Cash Flow
before Dividends
(Millions of dollars)
Free Cash Flow before Dividends
Free Cash Flow before Dividends Free Cash Flow before Dividends Free Cash Flow before Dividends Free Cash Flow before Dividends Free Cash Flow before Reconciliation of Cash from Dividends Operations to Free Cash Flow before Dividends (Millions of Dollars)  (Millions of dollars)  $531 $314 ( $ 1,010) ( $1,200) ( $1,000) ( $800) ( $600) ( $400) ( $200) $0 $200 $400 $600 $800 2010A 2011A 2012E  Cash from Operations $ 2,034 $ 2,507 $ 2,800  Increase ( Decrease) in cash due to: Capital Expenditures (1,644) (2,555) (3,840) Sale of Assets 161 381 Other Investing Activities - Net (20) (19) 30  Free Cash Flow before Dividends $ 531 $ 314 $ (1,010)  2010 2011 2012  (1) Actual Actual Forecast

©PPL Corporation 2012

Note: As of March 31, 2012
(1) Excludes $1.15 billion of junior subordinated notes due 2018 that are a component of PPL’s 2010 Equity Units and may be put back to PPL Capital Funding if the remarketing in 2013 is not successful.
(2) Excludes $978 million of junior subordinated notes due 2019 that are a component of PPL’s 2011 Equity Units and may be put back to PPL Capital Funding if the remarketing in 2014 is not successful.
(3) Bonds defeased in substance in 2008 by depositing sufficient funds with the trustee.
(4) Represents REset Put Securities due 2035 that are required to be put by the holders in October 2015 either for (a)
 purchase and remarketing by a remarketing dealer or (b) repurchase by PPL Energy Supply.
Debt Maturities
Debt Maturities Debt Maturities Debt Maturities ( Millions) PPL Capital Funding LG& E and KU Energy ( Holding Co LKE) Louisville Gas & Electric Kentucky Utilities PPL Electric Utilities PPL Energy Supply WPD 2012 $0 0 0 0 0 0 0 2013 $ 0 0 0 0 0 737 0 (1) 2014 $0 (2) 0 0 0 10 (3) 300 0 2015 $0 400 250 250 100 300 (4) 0 2016 $ 0 0 0 0 0 350 460 Total $0 $737 $310 $1,300 $810

©PPL Corporation 2012

Note: As of March 31, 2012
• Credit facilities consist of a diverse bank group, with no bank and its affiliates providing an aggregate commitment of more than
 9% of the total committed capacity for the domestic facilities and 17% of the total committed capacity for WPD’s facilities.
(1) In April 2012, PPL Electric Utilities increased the capacity of its syndicated credit facility from $200 million to $300 million.
(1)
(1)
Liquidity Profile
Liquidity Profile Liquidity Profile Liquidity Profile Liquidity Profile Total Expiration Facility Drawn Availability Institution Facility Date (Millions) (Millions) (Millions)  Letters of Credit Outstanding & Commercial Paper Backstop (Millions)  PPL Energy Supply Syndicated Credit Facility Oct-2016 $ 3,000 $ 634 $ 0 $ 2,366 Letter of Credit Facility Mar-2013 200 144 0 56 $3,200 $778 $0 $2,422  PPL Electric Utilities Syndicated Credit Facility (1) Oct-2016 $ 200 $ 1 $ 0 $ 199 Asset-backed Credit Facility Jul-2012 150 0 0 150 $350 $1 $0 $349  Louisville Gas & Electric Syndicated Credit Facility Oct-2016 $ 400 $ 0 $ 0 $ 400  Kentucky Utilities Syndicated Credit Facility Oct-2016 $ 400 $ 0 $ 0 $ 400 Letter of Credit Facility Apr-2014 198 198 0 0 $598 $198 $0 $400  WPD PPL WW Syndicated Credit Facility Jan-2013 £150 £ 0 £110 £40 WPD (South West) Syndicated Credit Facility Jan-2017 245 0 0 245 WPD (East Midlands) Syndicated Credit Facility Apr-2016 300 70 0 230 WPD (West Midlands) Syndicated Credit Facility Apr-2016 300 71 0 229 Uncommitted Credit Facilities 73 3 0 70 £1,068 £144 £110 £814  Note: As of March 31, 2012  • Credit facilities consist of a diverse bank group, with no bank and its affiliates providing an aggregate commitment of more than 9% of the total committed capacity for the domestic facilities and 17% of the total committed capacity for WPD’s facilities. (1) In April 2012, PPL Electric Utilities increased the capacity of its syndicated credit facility from $200 million to $300 million.

©PPL Corporation 2012

Reconciliation of First Quarter Earnings from
Ongoing Operations to Reported Earnings
Reconciliation of First Quarter Earnings from Reconciliation of First Quarter Earnings from Reconciliation of First Quarter Earnings from Ongoing Operations to Reported Earnings Ongoing Operations to Reported Earnings Ongoing Operations to Reported Earnings (Millions of Dollars, After-Tax)  Kentucky U. K. Pennsylvania Quarter Ending March 31, 2012 Regulated Regulated Regulated Supply Total Earnings from Ongoing Operations $ 38 $ 183 $ 33 $ 155 $ 409 Special Items: Adjusted energy-related economic activity, net 150 150 Foreign currency-related economic hedges (14) (14) Impairments:  Adjustments - nuclear decommissioning trust investments 1 1  Acquisition-related adjusments: WPD Midlands separation benefits (4) (4) LKE net operating loss carryforward and other tax related adjustments 4 4  Other: Counterparty bankruptcy (6) (6) Ash basin leak remediation adjustment 1 1  Total Special Items 4 (18) 146 132 Reported Earnings* $ 42 $ 165 $ 33 $ 301 $ 541  Kentucky U. K. Pennsylvania Quarter Ending March 31, 2011 Regulated Regulated Regulated Supply Total Earnings from Ongoing Operations $ 75 $ 75 $ 52 $ 205 $ 407 Special Items: Adjusted energy-related economic activity, net 17 17 Foreign currency-related economic hedges (1) (1) Impairments:  Emission allowances (1) (1) Renewable energy credits (2) (2) Adjustments - nuclear decommissioning trust investments 1 1  Acquisition-related adjustments: WPD Midlands: 2011 Bridge Facility costs (5) (5) Foreign currency loss on 2011 Bridge Facility (4) (4) Other acquisition- related costs (10) (10) LKE: Sale of certain non- core generation facilities (1) (1)  Total Special Items (20) 14 (6) Reported Earnings* $ 75 $ 55 $ 52 $ 219 $ 401  * Represents net income attributable to PPL Corporation

©PPL Corporation 2012

Reconciliation of First Quarter Earnings from
Ongoing Operations to Reported Earnings
Reconciliation of First Quarter Earnings from Reconciliation of First Quarter Earnings from Ongoing Operations to Reported Earnings Ongoing Operations to Reported Earnings Reconciliation of First Quarter Earnings from Reconciliation of First Quarter Earnings from Ongoing Operations to Reported Earnings Ongoing Operations to Reported Earnings (Per Share - Diluted) Foreign currency-related economic hedges Acquisition-related adjustments: WPD Midlands separation benefits LKE net operating loss carryforward and other tax related adjustments Other: Counterparty bankruptcy Quarter Ending March 31, 2012 Special Items: Earnings from Ongoing Operations Adjusted energy-related economic activity, net Reported Earnings Total Special Items $ 0.06 0.01 0.01 $ 0.07 Kentucky Regulated $ 0.31 (0.02) (0.01) (0.03) $ 0.28 U. K. Regulated $ 0.06 $ 0.06 Pennsylvania Regulated $ $ 0.27 0.26 (0.01) 0.25 0.52 Supply$ $ 0.70 0.26 (0.02) (0.01) 0.01 (0.01) 0.23 0.93 Total Acquisition-related adjustments: WPD Midlands: 2011 Bridge Facility costs Foreign currency loss on 2011 Bridge Facility Other acquisition-related costs Earnings from Ongoing Operations Quarter Ending March 31, 2011 Reported Earnings Total Special Items Adjusted energy-related economic activity, net Special Items: $ 0.15 $ 0.15 Kentucky Regulated $ 0.16 (0.02) (0.01) (0.02) (0.05) $ 0.11 Regulated U. K. $ 0.11 $ 0.11 Regulated Pennsylvania $ $ 0.42 0.03 0.03 0.45 Supply $ $ 0.84 0.03 (0.02) (0.01) (0.02) (0.02) 0.82 Total

©PPL Corporation 2012

Reconciliation of PPL’s Earnings from Ongoing
Operations to Reported Earnings
Reconciliation of PPL Reconciliation of PPL’’ s Earnings from Ongoings Earnings from Ongoing Operations to Reported Earnings Operations to Reported Earnings Reconciliation of PPL Reconciliation of PPL’’ s Earnings from Ongoings Earnings from Ongoing Operations to Reported Earnings Operations to Reported Earnings Maine hydroelectric generation business Emission allowances Renewable energy creditsWPD Midlands: 2011 Bridge Facility costs Foreign currency loss on 2011 Bridge Facility Net hedge gains Hedge ineffectiveness U.K. stamp duty tax Separation benefits Other acquisition- related costs LKE: Monetization of certain full- requirement sales contracts Sale of certain non- core generation facilities Discontinued cash flow hedges and ineffectiveness Reduction of credit facility2010 Bridge Facility costs Other acquisition-related costs Net operating loss carryforward and other tax related adjustments Montana hydroelectric litigation Health care reform - tax impact Litigation settlement - spent nuclear fuel storage Change in U. K. tax rate Windfall profits tax litigation Counterparty bankruptcy Wholesale supply cost reimbursement Total Special Items Reported Earnings Special Items: Adjusted energy-related economic activity, net Foreign currency-related economic hedges Sales of assets: Impairments: Acquisition-related adjustments: Other: Earnings from Ongoing Operations (Per Share - Diluted) High Low 2012 2012 2.45$ 2.15$ 0.26 0.26(0.02) (0.02) (0.01) (0.01) 0.01 0.01 (0.01) (0.01) 0.23 0.232.68$ 2.38$ Forecast 2011 2010 2.73$ 3.13$ 0.12 (0.27) 0.01 0.03 (0.02) (0.01) (0.05) (0.07) 0.07 (0.02) (0.04) (0.13) (0.10) (0.29) (0.14) (0.06) (0.01) (0.12) (0.05) 0.08 (0.08) (0.02) 0.06 0.12 0.04 (0.07) 0.03 (0.01) 0.01 (0.03) (0.96) 2.70$ 2.17$ Actual

©PPL Corporation 2012

Gross Margins Summary
Gross Margins Summary Gross Margins Summary Gross Margins Summary Gross Margins Summary (Millions of Dollars) Three Months Ended March 31, Per Share Diluted 2012 2011 Change (after-tax) (a)  KY Gross Margins $ 383 $ 411 $ (28) $ (0.04) PA Gross Delivery Margins by Component  Distribution $ 189 $ 208 $ (19) $ (0.02) Transmission 48 42 6 Total $ 237 $ 250 $ (13) $ (0.02)  Unregulated Gross Energy Margins by Region  Non- trading Eastern U. S. $ 489 $ 578 $ (89) $ (0.10) Western U. S. 87 82 5   Net energy trading 8 11 (3) Total $ 584 $ 671 $ (87) $ (0.10)  ( a) Excludes dilution which is primarily associated with the April 2011 issuance of common stock.

©PPL Corporation 2012

Reconciliation of First Quarter
Operating Income to Margins
Reconciliation of First Quarter Reconciliation of First Quarter Operating Income to Margins Operating Income to Margins Reconciliation of First Quarter Reconciliation of First Quarter Operating Income to Margins Operating Income to Margins Three Months Ended March 31, 2012 Three Months Ended March 31, 2011 ( Millions of Dollars) Unregulated Unregulated Kentucky PA Gross Gross Kentucky PA Gross Gross Gross Delivery Energy Operating Gross Delivery Energy Operating Margins Margins Margins Other Income Margins Margins Margins Other Income Operating Revenues Utility $ 705 $ 457 $ 552 $ 1,714 $ 766 $ 554 $ 216 $ 1,536 PLR intersegment utility revenue ( expense) (21) $ 21 (6) $ 6 Unregulated retail electric and gas 214 9 223 143 4 147 Wholesale energy marketing Realized 1,204 4 1,208 1,022 16 1,038 Unrealized economic activity 852 852 57 57 Net energy trading margins 8 8 11 11 Energy- related businesses 107 107 121 121 Total Operating Revenues 705 436 1,447 1,524 4,112 766 548 1,182 414 2,910 Operating Expenses Fuel 213 214 (3) 424 215 284 (24) 475 Energy purchases Realized 74 153 636 20 883 107 251 227 86 671 Unrealized economic activity 591 591 (18) (18) Other operation and maintenance 22 22 4 658 706 21 18 4 540 583 Depreciation 13 251 264 12 196 208 Taxes, other than income 25 8 58 91 33 7 33 73 Energy- related businesses 102 102 113 113 Intercompany eliminations (1) 1 (4) 1 3 Total Operating Expenses 322 199 863 1,677 3,061 355 298 523 929 2,105 Discontinued operations 12 (12) ( a) Total $ 383 $ 237 $ 584 $ (153) $ 1,051 $ 411 $ 250 $ 671 $ (527) $ 805  (a) Represents the net amount of certain revenues and expenses associated with certain businesses that are classified as discontinued operations. These revenues and expenses are not reflected in " Operating Income" on the Statement of Income.

©PPL Corporation 2012

Statements contained in this presentation, including statements with respect to future earnings, cash flows, financing, regulation and corporate strategy are "forward-looking statements" within the meaning of the federal securities laws. Although PPL Corporation believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements are subject to a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements.
The following are among the important factors that could cause actual results to differ materially from the forward-looking statements:
market demand and prices for energy, capacity and fuel; weather conditions affecting customer energy usage and operating costs;
competition in power markets; the effect of any business or industry restructuring; the profitability and liquidity of PPL Corporation, its subsidiaries and customers; new accounting requirements or new interpretations or applications of existing requirements; operating performance of plants and other facilities; the length of scheduled and unscheduled outages at our generating plants; environmental conditions and requirements and the related costs of compliance, including environmental capital expenditures and emission allowance and other expenses; system conditions and operating costs; development of new projects, markets and technologies;
performance of new ventures; asset or business acquisitions and dispositions, and PPL Corporation’s ability to realize the expected benefits from acquired businesses, including the 2010 acquisition of Louisville Gas and Electric Company and Kentucky Utilities
Company and the 2011 acquisition of the Central Networks electricity distribution businesses in the U.K.; any impact of hurricanes or other severe weather on our business, including any impact on fuel prices; receipt of necessary government permits, approvals, rate relief and regulatory cost recovery; capital market conditions and decisions regarding capital structure; the impact of state, federal or foreign investigations applicable to PPL Corporation and its subsidiaries; the outcome of litigation against PPL Corporation and its subsidiaries; stock price performance; the market prices of equity securities and the impact on pension income and resultant cash funding requirements for defined benefit pension plans; the securities and credit ratings of PPL Corporation and its subsidiaries;
political, regulatory or economic conditions in states, regions or countries where PPL Corporation or its subsidiaries conduct business, including any potential effects of threatened or actual terrorism or war or other hostilities; foreign exchange rates; new state, federal or foreign legislation, including new tax legislation; and the commitments and liabilities of PPL Corporation and its subsidiaries. Any such forward-looking statements should be considered in light of such important factors and in conjunction with PPL Corporation's Form 10-
K and other reports on file with the Securities and Exchange Commission.
Forward-Looking Information Statement

©PPL Corporation 2012

“Earnings from ongoing operations” should not be considered as an alternative to reported earnings, or net income attributable to PPL, which is an indicator of operating performance determined in accordance with generally accepted accounting principles (GAAP). PPL believes that “earnings from ongoing operations,” although a non-GAAP financial measure, is also useful and meaningful to investors because it provides management’s view of
PPL’s fundamental earnings performance as another criterion in making investment decisions. PPL’s management also uses “earnings from ongoing operations” in measuring certain corporate performance goals. Other companies may use different measures to present financial performance.
“Earnings from ongoing operations” is adjusted for the impact of special items. Special items include:
• Adjusted energy-related economic activity (as discussed below).
• Foreign currency-related economic hedges.
• Gains and losses on sales of assets not in the ordinary course of business.
• Impairment charges (including impairments of securities in the company’s nuclear decommissioning trust funds).
• Workforce reduction and other restructuring impacts.
• Acquisition-related adjustments.
• Other charges or credits that are, in management’s view, not reflective of the company’s ongoing operations.
Adjusted energy-related economic activity includes the changes in fair value of positions used economically to hedge a portion of the economic value of PPL’s generation assets, full-requirement sales contracts and retail activities. This economic value is subject to changes in fair value due to market price volatility of the input and output commodities (e.g., fuel and power) prior to the delivery period that was hedged. Also included in energy-related economic activity is the ineffective portion of qualifying cash flow hedges, the monetization of certain full-requirement sales contracts and premium amortization associated with options. This economic activity is deferred, with the exception of the full-requirement sales contracts that were monetized, and included in earnings from ongoing operations over the delivery period of the item that was hedged or upon realization. Management believes that adjusting for such amounts provides a better matching of earnings from ongoing operations to the actual amounts settled for PPL’s underlying hedged assets. Please refer to the Notes to the Financial Statements and MD&A in PPL Corporation’s periodic filings with the Securities and Exchange Commission for additional information on energy-related economic activity.
Free cash flow before dividends is derived by deducting capital expenditures and other investing activities-net, from cash flow from operations. Free cash flow before dividends should not be considered as an alternative to cash flow from operations, which is determined in accordance with GAAP.
PPL believes that free cash flow before dividends, although a non-GAAP measure, is an important measure to both management and investors, as it is an indicator of the company's ability to sustain operations and growth without additional outside financing beyond the requirement to fund maturing debt obligations. Other companies may calculate free cash flow before dividends in a different manner.
Definitions of Non-GAAP Financial Measures

©PPL Corporation 2012

"Kentucky Gross Margins" is a single financial performance measure of the Kentucky Regulated segment's electricity generation, transmission and distribution operations as well as its distribution and sale of natural gas. In calculating this measure, utility revenues and expenses associated with approved cost recovery tracking mechanisms are offset. Certain costs associated with these mechanisms, primarily ECR and DSM, are recorded as
"Other operation and maintenance" expense and the depreciation associated with ECR equipment is recorded as "Depreciation" expense. These mechanisms allow for recovery of certain expenses, returns on capital investments and performance incentives. As a result, this measure represents the net revenues from the Kentucky Regulated segment's operations.
"Pennsylvania Gross Delivery Margins" is a single financial performance measure of the Pennsylvania Regulated segment's electric delivery operations, which includes transmission and distribution activities. In calculating this measure, utility revenues and expenses associated with approved recovery mechanisms, including energy provided as a PLR, are offset with minimal impact on earnings. Costs associated with these mechanisms are recorded in "Energy purchases," "Other operation and maintenance-“ expense, which is primarily Act 129 costs, and in "Taxes, other than income," which is primarily gross receipts tax. These mechanisms allow for recovery of certain expenses; therefore, certain expenses and revenues offset with minimal impact on earnings. This performance measure includes PLR energy purchases by PPL Electric from PPL EnergyPlus, which are reflected in “PLR intersegment utility revenue (expense).” As a result, this measure represents the net revenues from the Pennsylvania
Regulated segment's electric delivery operations.
"Unregulated Gross Energy Margins" is a single financial performance measure of the Supply segment's competitive energy non-trading and trading activities. In calculating this measure, the Supply segment's energy revenues, which include operating revenues associated with certain Supply segment businesses that are classified as discontinued operations, are offset by the cost of fuel, energy purchases, certain other operation and maintenance expenses, primarily ancillary charges, gross receipts tax, which is recorded in "Taxes, other than income," and operating expenses associated with certain Supply segment businesses that are classified as discontinued operations. This performance measure is relevant to PPL due to the volatility in the individual revenue and expense lines on the Statements of Income that comprise "Unregulated Gross Energy Margins."
This volatility stems from a number of factors, including the required netting of certain transactions with ISOs and significant swings in unrealized gains and losses. Such factors could result in gains or losses being recorded in either "Wholesale energy marketing" or "Energy purchases" on the
Statements of Income. This performance measure includes PLR revenues from energy sales to PPL Electric by PPL EnergyPlus, which are reflected in "PLR intersegment utility revenue (expense)." PPL excludes from "Unregulated Gross Energy Margins" the Supply segment's energy-
related economic activity, which includes the changes in fair value of positions used to economically hedge a portion of the economic value of PPL's competitive generation assets, full-requirement sales contracts and retail activities. This economic value is subject to changes in fair value due to market price volatility of the input and output commodities (e.g., fuel and power) prior to the delivery period that was hedged. Also included in this energy-related economic activity is the ineffective portion of qualifying cash flow hedges, the monetization of certain full-requirement sales contracts and premium amortization associated with options. This economic activity is deferred, with the exception of the full-requirement sales contracts that were monetized, and included in unregulated gross energy margins over the delivery period that was hedged or upon realization.
Definitions of Non-GAAP Financial Measures